Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95%
Aerospace & Defense - 4.06%
Atlas CC Acquisition Corp, First Lien Term Loan:
3M SOFR + 1.00%, 05/01/2029	$193,973	$41,111
3M SOFR + 4.25%, 05/01/2029	1,336,790	283,326
Caci International Inc Term Loan (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 1.75%, 02/28/2033	247,875	248,107
Galileo Parent Inc Term Loan (03/26) USD (03/33), First Lien Term Loan 3M SOFR + 4.50%, 03/03/2033	1,955,980	1,921,144
Karman Holdings, Inc., First Lien Term Loan 3M SOFR + 2.75%, 04/01/2032	1,039,685	1,041,640
Peraton Corp., First Lien B Term Loan 3M SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,546,863	1,323,859
Signia Aerospace LLC, First Lien Term Loan:
3M SOFR + 2.75%, 12/11/2031(b)	516	518
3M SOFR + 2.75%, 12/11/2031	470,563	472,328
Transdigm Inc, First Lien Term Loan 1M SOFR + 2.50%, 08/19/2032	534,319	534,910
TransDigm, Inc., First Lien Term Loan:
1M SOFR + 2.50%, 02/28/2031	499,065	499,695
1M SOFR + 2.50%, 01/19/2032	730,045	730,822
		7,097,460
Air Freight & Logistics - 1.01%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 04/08/2030	417,454	418,759
Jetblue 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 4.75%, 08/27/2029	697,827	641,652
Savage Enterprises LLC, First Lien Term Loan 1M SOFR + 2.50%, 08/05/2032	299,260	299,682
Stonepeak Nile Parent LLC, First Lien Term Loan 3M SOFR + 2.25%, 04/09/2032	407,665	407,518
		1,767,611
Automobile Components - 0.97%
Belron Finance 2019 LLC, First Lien Term Loan 3M SOFR + 2.00%, 0.50% Floor, 10/16/2031	660,590	661,168
Tenneco, Inc., First Lien Term Loan 3M CME TERM SOFR + 5.00%, 0.50% Floor, 11/17/2028	1,049,625	1,026,008
		1,687,176
Beverages - 1.21%
Primo Brands Corp., First Lien Term Loan 3M SOFR + 0.00%, 0.50% Floor, 03/19/2031	1,470,370	1,474,502
Sazerac Co Inc, First Lien Term Loan 1M SOFR + 2.00%, 07/09/2032	632,907	633,302
		2,107,804
Biotechnology - 0.87%
Alkermes Inc, First Lien Term Loan 1M SOFR + 2.75%, 08/12/2031	165,485	166,933
Barentz Intl BV, First Lien Term Loan 3M SOFR + 3.25%, 03/03/2031	364,408	354,114
Genmab A/S, First Lien Term Loan 3M SOFR + 3.00%, 12/13/2032	996,022	1,000,922
		1,521,969
Broadline Retail - 0.59%
Peer Holding III B.V., First Lien Term Loan 3M SOFR + 2.25%, 09/29/2032	319,679	317,331
Peer Holding III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	182,456	182,427
3M SOFR + 3.00%, 06/20/2031	535,556	535,139
		1,034,897
Building Products - 1.26%
LBM Acquisition LLC, First Lien Term Loan 1M SOFR + 3.75%, 06/06/2031	494,640	399,177
Miter Brands Acquisition Holdco Inc., First Lien Term Loan 3M SOFR + 2.75%, 03/28/2031	749,472	692,947
Resideo Funding Inc, First Lien Term Loan 3M SOFR + 2.00%, 08/09/2032	277,375	277,028
Resideo Funding, Inc., First Lien Term Loan 6M SOFR + 2.00%, 06/13/2031	226,819	226,253
Sunbelt Transformer 10/24, First Lien Term Loan 3M SOFR + 4.25%, 10/24/2031	296,613	297,169

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Building Products - 1.26% (continued)
Wilsonart LLC, First Lien Term Loan 3M SOFR + 4.25%, 08/05/2031	$358,158	$312,941
		2,205,515
Capital Markets - 6.54%
Apex Group Treasury LLC, First Lien Term Loan 3M SOFR + 3.50%, 02/27/2032	1,414,418	1,293,011
Aretec Group, Inc, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	1,855,616	1,834,842
Ascensus Holdings, Inc., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 08/02/2028	1,018,239	1,003,601
BetClic Everest Group SAS, First Lien Term Loan 3M SOFR + 0.00%, 12/09/2031	387,787	387,424
Citadel Securities Global Holdings LLC, First Lien Term Loan 3M SOFR + 2.00%, 10/31/2031	428,662	429,646
CITCO FDG LLC TLB 1L, First Lien Term Loan 3M SOFR + 2.00%, 01/31/2033	634,638	633,026
EP Wealth Advisors, LLC, First Lien Term Loan 3M SOFR + 0.00%, 10/18/2032	178,727	179,062
Focus Financial Partners, LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/15/2031	1,641,427	1,592,094
GTCR Everest Borrower, LLC Asset Mark 1/26 (01/26), First Lien Term Loan 3M SOFR + 2.50%, 09/05/2031	442,341	439,718
ITG Communications LLC, First Lien Term Loan 3M SOFR + 0.00%, 07/09/2031(c)	491,500	469,383
Jane Street Group LLC, First Lien Term Loan 3M SOFR + 2.00%, 12/15/2031	253,724	249,399
June Purchaser, LLC, First Lien Term Loan 3M SOFR + 3.25%, 11/28/2031	1,644	1,643
Jupiter Borrower, Inc TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033(c)	294,384	294,384
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan 1M SOFR + 3.00%, 03/22/2031	736,601	732,359
Osaic Holdings Inc, First Lien Term Loan 3M SOFR + 2.50%, 07/30/2032	1,487,626	1,462,619
Superannuation & Investments US LLC, First Lien Term Loan 1M SOFR + 2.50%, 12/01/2028	94,322	94,428
Victory Capital Holdings Inc, First Lien Term Loan 3M SOFR + 2.00%, 09/23/2032	339,606	339,225
		11,435,864
Chemicals - 2.59%
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan 3M SOFR + 3.75%, 10/04/2029	1,201,564	1,185,193
Fortis 333 Inc, First Lien Term Loan 1M SOFR + 3.50%, 03/29/2032	393,025	383,034
Nouryon Finance BV, First Lien Term Loan:
3M SOFR + 3.25%, 04/03/2028	417,071	409,948
6M SOFR + 3.25%, 04/03/2028	907,902	892,014
Olympus Water US Holding Corp, First Lien Term Loan 3M SOFR + 3.25%, 11/03/2032	199,639	192,964
SCIL USA Holdings LLC, First Lien Term Loan 3M SOFR + 0.00%, 10/29/2032	661,109	659,460
Touchdown Acquirer Inc TERM (01/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 2.50%, 02/21/2031	380,137	375,385
Vibrantz Color Solutions LLC A2 TL (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 0.00%, 04/30/2030	703,083	432,396
		4,530,394
Commercial Services & Supplies - 6.86%
Action Environmental Group, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 10/24/2030	1,867,106	1,863,997
Allied Universal Holdco LLC, First Lien Term Loan 1M SOFR + 3.25%, 08/20/2032	1,603,027	1,605,031
ARCWOOD ENVIRONMENTAL INC TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/02/2033	247,874	248,494
Belfor Holdings Inc, First Lien Term Loan 1M SOFR + 2.75%, 11/04/2030	266,645	267,479
Forgent Intermediate IV LLC, First Lien Term Loan 3M SOFR + 3.00%, 12/20/2032	357,453	359,577
HNI Corp, First Lien Term Loan 3M SOFR + 2.00%, 12/10/2032	247,671	249,452
LSF12 Crown US Commercial Bidco LLC, First Lien Term Loan 3M SOFR + 3.00%, 12/02/2031	1,321,172	1,324,145
Minimax Viking GmbH, First Lien Term Loan 1M SOFR + 2.00%, 03/17/2032	630,471	632,835
Omnia Partners, LLC, First Lien Term Loan 3M SOFR + 2.50%, 12/31/2032	850,000	850,357
Orbit Private Holdings I Ltd, First Lien Term Loan 3M SOFR + 3.75%, 12/10/2031	1,980,590	1,972,756
Paint Intermediate III LLC, First Lien Term Loan 3M SOFR + 3.00%, 10/09/2031	200,000	199,501
Prime Sec Services Borrower LLC, First Lien Term Loan 1M SOFR + 1.75%, 03/08/2032	741,776	732,734
Protection One/ADT 11/24, First Lien Term Loan 1M SOFR + 2.00%, 10/13/2030	820,811	818,246
Tidal Waste 10/24 TLB 1L, First Lien Term Loan 3M SOFR + 3.00%, 10/24/2031	857,920	859,957
		11,984,561

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Communications Equipment - 0.08%
Viavi Solutions Inc, First Lien Term Loan 3M SOFR + 2.50%, 10/18/2032	$139,466	$139,989

Construction & Engineering - 2.31%
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan 1M SOFR + 2.00%, 09/29/2031	391,500	392,071
Azuria Water Solutions Inc TL B 1L USD, First Lien Term Loan 3M SOFR + 0.00%, 01/31/2033	1,452,861	1,441,965
Azuria Water Solutions Inc TL DD 1L USD, First Lien Term Loan 3M SOFR + 0.00%, 01/27/2033	193,715	192,262
Dycom Industries Inc, First Lien Term Loan 1M SOFR + 1.75%, 01/27/2033	211,894	212,998
Green Infrastructure Partners Inc, First Lien Term Loan 3M SOFR + 2.75%, 09/24/2032	762,958	762,958
Socotec US Holding Inc, First Lien Term Loan 3M SOFR + 0.00%, 06/02/2031	662,595	663,841
TECTA AMERICA CORP TLB 1L, First Lien Term Loan 1M SOFR + 2.75%, 02/18/2032	364,550	363,666
		4,029,761
Construction Materials - 0.75%
QUIKRETE HLDGS INC, First Lien Term Loan 1M SOFR + 2.25%, 02/10/2032	1,069,378	1,068,710
Tamko Building Products LLC, First Lien Term Loan 3M SOFR + 2.75%, 09/20/2030	246,751	246,134
		1,314,844
Consumer Finance - 0.68%
CPI Holdco B LLC, First Lien Term Loan 1M SOFR + 2.00%, 05/19/2031	1,192,819	1,186,449

Consumer Staples Distribution and Retail - 0.13%
Boots Group Finco LP, First Lien Term Loan 3M SOFR + 3.25%, 08/30/2032	218,131	219,176

Containers & Packaging - 3.52%
Berlin Packaging LLC, First Lien Term Loan 3M SOFR + 3.25%, 06/09/2031	461,541	446,029
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan 1M SOFR + 3.25%, 04/01/2032	1,548,858	1,450,699
Iris Holding, Inc., First Lien Term Loan 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	1,454,761	1,367,083
ProAmpac PG Borrower LLC TERM LOAN (02/26) 1LIEN, First Lien Term Loan 3M SOFR + 0.00%, 03/07/2033	581,747	563,276
Reynolds Consumer Products, LLC, First Lien Term Loan 1M SOFR + 1.75%, 03/04/2032	377,947	379,931
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan 1M SOFR + 3.25%, 0.50% Floor, 03/03/2031	784,116	747,278
Trident TPI Holdings, Inc., First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,265,482	1,201,613
		6,155,909
Distributors - 0.73%
S&S Holdings LLC, First Lien Initial Term Loan 3M SOFR + 5.00%, 0.50% Floor, 03/10/2028	604,958	573,953
S&S Holdings LLC, First Lien Term Loan 1M SOFR + 5.00%, 10/01/2031	747,730	706,605
		1,280,558
Diversified Consumer Services - 2.27%
Adtalem Global Education Inc TERM (02/26) 1LIEN, First Lien Term Loan 1M SOFR + 2.25%, 03/02/2033	334,490	335,535
Ascend Learning LLC, First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 12/11/2028	452,386	442,660
BIFM CA BUYER INC. 2025 TERM LOAN (09/25) 1LIEN, First Lien Term Loan 1M SOFR + 3.25%, 05/31/2028	399,321	399,820
GBT US III LLC, First Lien Term Loan 3M SOFR + 2.00%, 07/28/2031	46,565	45,704
Inspired Education US Holdings Inc, First Lien Term Loan 3M SOFR + 2.75%, 02/28/2031	849,365	848,571
KUEHG Corp, First Lien Term Loan 3M SOFR + 3.25%, 06/12/2030	268,215	241,393
Metropolis Technologies, Inc., First Lien Term Loan 6M SOFR + 5.25%, 11/03/2032	1,025,245	1,015,633
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan 1M SOFR + 2.75%, 0.50% Floor, 02/10/2029	656,120	644,845
		3,974,161
Diversified Telecommunication Services - 2.20%
Cable & Wireless 1/25 B7, First Lien Term Loan 3M SOFR + 3.25%, 02/02/2032	1,194,325	1,175,670

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Diversified Telecommunication Services - 2.20% (continued)
Radiate Holdco, LLC, First Lien Term Loan 1M SOFR + 5.00%, 09/25/2029	$588,955	$525,886
Sunrise Financing Partnership, First Lien Term Loan 6M SOFR + 2.50%, 02/17/2032	511,160	508,712
Ufinet/Zacapa 10/24 TL, First Lien Term Loan 3M SOFR + 3.75%, 03/22/2029	1,629,292	1,627,052
		3,837,320
Electric Utilities - 3.45%
Alpha Generation LLC, First Lien Term Loan 1M SOFR + 1.75%, 09/30/2031	1,094,088	1,092,661
Cogentrix Finance Holdco I LLC,, First Lien Term Loan 1M SOFR + 2.25%, 02/26/2032	402,592	403,246
Lightning Power 8/24 TLB, First Lien Term Loan 1M SOFR + 2.25%, 08/18/2031	1,371,800	1,376,409
NRG Energy 3/24 Cov-Lite, First Lien Term Loan 3M SOFR + 1.75%, 04/16/2031	1,736,027	1,741,583
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan 1M SOFR + 1.75%, 12/20/2030	1,418,118	1,421,812
		6,035,711
Electrical Equipment - 1.22%
Aggreko Holdings, Inc., First Lien Term Loan 3M SOFR + 3.00%, 0.50% Floor, 05/21/2031	108,124	108,360
Arcline FM Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/24/2030	283,451	284,239
DG Investment Intermediate Holdings 2 Inc, First Lien Term Loan:
1M SOFR + 3.25%, 07/09/2032	939,764	940,351
1M SOFR + 5.50%, 07/29/2033(c)	340,773	333,958
Modena Buyer LLC, First Lien Term Loan 3M SOFR + 4.25%, 07/01/2031	511,250	460,621
		2,127,529
Electronic Equipment, Instruments & Components - 1.39%
New Money Tranche A, First Lien Term Loan 1M SOFR + 5.75%, 04/30/2029(c)	110,832	84,233
Newfold Digital Holdings Group Inc TL 1L, First Lien Term Loan:
1M SOFR + 3.50%, 04/30/2029	1,625,096	1,197,924
3M SOFR + 3.60%, 04/30/2029	334,140	110,266
Project Aurora US Finco Inc, First Lien Term Loan 3M SOFR + 2.75%, 12/06/2032	214,472	215,142
QNITY ELECTRS INC, First Lien Term Loan 1M SOFR + 2.00%, 11/01/2032	508,939	508,939
Sanmina Corp, First Lien Term Loan 1M SOFR + 2.00%, 10/27/2032(c)	303,722	304,481
		2,420,985
Energy Equipment & Services - 0.72%
Covia Holdings LLC, First Lien Term Loan 3M SOFR + 2.75%, 02/26/2032	332,493	332,493
PG Polaris Bid Co Sarl, First Lien Term Loan 3M SOFR + 2.25%, 03/26/2031	931,621	933,037
		1,265,530
Entertainment - 3.19%
Delta 2 Lux Sarl, First Lien Term Loan 3M SOFR + 1.75%, 0.50% Floor, 09/19/2031	500,000	499,688
Endeavor 1/25 Cov-Lite, First Lien Term Loan 1M SOFR + 2.75%, 03/24/2032	1,327,163	1,325,836
EP Purcasher, LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/06/2028	954,740	606,432
EP Purchaser LLC, First Lien Term Loan 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	161,759	103,020
OAK-EAGLE ACQUIRECO INC TERM (10/25) 1LIEN USD, First Lien Term Loan 3M SOFR + 0.00%, 03/24/2033	1,773,088	1,764,222
Opry Entertainment/OEG, First Lien Term Loan 3M SOFR + 3.50%, 06/25/2031	335,603	337,422
UFC Holdings LLC, First Lien Term Loan 3M SOFR + 2.00%, 11/21/2031	936,870	937,455
		5,574,075
Financial Services - 2.71%
Chicago US Midco III LP, First Lien Term Loan 1M SOFR + 2.50%, 10/29/2032	255,885	253,806
Corpay Technologies Operating Co LLC, First Lien Term Loan 1M SOFR + 1.75%, 11/05/2032	324,921	324,820
Envestnet, Inc., First Lien Term Loan 3M SOFR + 3.00%, 11/25/2031	147,345	143,262
FleetCor 9/24, First Lien Term Loan 1M SOFR + 1.75%, 04/28/2028	1,572,782	1,573,600

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Financial Services - 2.71% (continued)
Mitchell International, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 0.50% Floor, 06/17/2031	$93,502	$89,475
3M SOFR + 0.00%, 0.50% Floor, 06/17/2031	512,263	490,197
Planet US Buyer, LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/07/2031	375,000	375,587
Shift4 Payments LLC, First Lien Term Loan 3M SOFR + 2.00%, 07/03/2032	311,422	311,131
Synechron Inc, First Lien Term Loan 3M SOFR + 3.75%, 10/03/2031	1,281,714	1,180,779
		4,742,657
Food Products - 1.72%
CH Guenther 11/21, First Lien Term Loan 1M SOFR + 3.00%, 12/08/2028	702,095	703,854
Froneri International Limited, First Lien Term Loan 6M SOFR + 2.25%, 09/30/2032	609,401	598,779
Froneri US, Inc.,, First Lien Term Loan 6M SOFR + 2.25%, 09/30/2031	1,006,439	988,041
Pegasus Bidco BV, First Lien Term Loan 3M SOFR + 2.75%, 07/12/2029	271,348	271,009
PFI Lower Midco LLC, First Lien Term Loan 1M SOFR + 4.00%, 12/01/2032	156,000	156,781
Snacking Investments Bidco Pty Ltd, First Lien Term Loan 3M SOFR + 3.00%, 10/29/2032	291,838	292,354
		3,010,818
Ground Transportation - 0.55%
Genesee & WY Inc, First Lien Term Loan 3M SOFR + 1.75%, 04/10/2031	956,793	953,306

Health Care Equipment & Supplies - 2.00%
Embecta Corp, TLB, First Lien Term Loan 1M SOFR + 3.00%, 03/30/2029	880,453	881,924
Hanger, Inc., First Lien Term Loan:
1M SOFR + 3.50%, 10/23/2031(b)	31,442	31,559
1M SOFR + 3.50%, 10/23/2031	412,341	413,888
Hologic Inc, First Lien Term Loan 3M SOFR + 3.00%, 01/14/2033	176,579	174,692
WS Audiology AS TERM LOAN (02/26) USD (02/33), First Lien Term Loan 3M SOFR + 3.25%, 02/28/2029	1,987,223	1,989,707
		3,491,770
Health Care Providers & Services - 7.55%
Agiliti Health, Inc., First Lien Term Loan 6M SOFR + 3.00%, 05/01/2030	493,207	480,672
CHG Healthcare Services Inc, First Lien Term Loan 3M SOFR + 2.75%, 09/29/2028	1,159,307	1,161,660
Ensemble RCM LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/09/2033	1,201,768	1,190,249
Global Medical Response Inc, First Lien Term Loan 3M SOFR + 3.50%, 09/20/2032	1,770,658	1,767,338
Heartland Dental LLC TL B 1L USD, First Lien Term Loan 1M SOFR + 3.75%, 08/25/2032	870,065	869,421
Inception Holdco Sarl, First Lien Term Loan 3M SOFR + 3.25%, 04/09/2031	739,862	745,718
MED ParentCo LP, First Lien Term Loan 3M SOFR + 3.00%, 04/15/2031	379,267	379,569
Medical Solutions Holdings, Inc., First Lien Term Loan 3M SOFR + 0.00%, 11/01/2028(c)	1,103,249	794,339
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan 3M SOFR + 3.00%, 03/12/2028	1,103,162	948,719
Onex TSG Intermediate Corp (01/26) 1LIEN USD (08/32), First Lien Term Loan 3M SOFR + 3.25%, 08/06/2032	407,149	409,897
Outcomes Group Holdings, Inc, First Lien Term Loan 3M SOFR + 3.00%, 05/06/2031	573,204	574,012
Pediatric Associates Holding Co. LLC, First Lien Term Loan 3M SOFR + 3.25%, 0.50% Floor, 12/29/2028	822,929	789,555
Radiology Partners Inc, First Lien Term Loan 3M SOFR + 4.50%, 06/25/2032	1,275,202	1,258,580
Raven Acquisition Holdings LLC 10/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.00%, 11/19/2031	1,076,132	1,057,010
Raven Acquisition Holdings LLC 10/24 Cov-Lite, First Lien Term Loan 3M SOFR + 3.25%, 11/19/2031(b)	39,307	38,609
U.S. Anesthesia Partners, Inc., First Lien Term Loan 1M SOFR + 4.00%, 0.50% Floor, 10/02/2028	469,076	469,873
US Fertility Enterprises LLC, First Lien Term Loan 3M SOFR + 3.50%, 12/30/2032	259,661	259,581
		13,194,802
Health Care Technology - 1.06%
Athena Health Group, Inc., First Lien Term Loan 1M SOFR + 3.25%, 02/15/2029	80,885	79,519
Gainwell Acquisition Corp., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,730,176	1,683,323

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Health Care Technology - 1.06% (continued)
Project Ruby Ultimate Parent Corp., First Lien Term Loan 1M SOFR + 2.75%, 03/10/2028	$80,884	$80,615
		1,843,457
Hotels, Restaurants & Leisure - 6.74%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan 1M SOFR + 1.75%, 09/20/2030	835,544	834,713
Bulldog Purchaser, Inc., First Lien Term Loan 3M SOFR + 3.25%, 0.50% Floor, 02/07/2033	643,416	643,175
Caesars Entertainment, Inc., First Lien Term Loan:
1M SOFR + 2.25%, 0.50% Floor, 02/06/2030	488,392	475,571
1M SOFR + 2.25%, 0.50% Floor, 02/06/2031	158,153	154,002
Entain Holdings Gibraltar Ltd, First Lien Term Loan 3M SOFR + 2.25%, 10/31/2029	1,278,088	1,279,187
Fertitta Entertainment, LLC, First Lien Term Loan 1M SOFR + 3.25%, 01/27/2029	1,296,040	1,273,360
Flutter Entertainment Public Limited, First Lien Term Loan 3M SOFR + 2.00%, 06/04/2032	177,408	175,855
Flutter Financing BV, First Lien Term Loan 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	1,777,857	1,762,745
Flynn Restaurant Group LP, First Lien Term Loan 1M SOFR + 3.75%, 01/28/2032	1,906,108	1,876,497
Herschend Entertainment Co LLC, First Lien Term Loan 1M SOFR + 2.50%, 05/27/2032	241,975	242,580
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan 1M SOFR + 2.00%, 01/17/2031	230,413	230,127
MOTION FINCO LLC, First Lien Term Loan 3M SOFR + 3.50%, 11/12/2029	363,223	319,507
Turquoise Topco Limited, First Lien Term Loan 3M SOFR + 3.25%, 12/30/2032	1,015,461	986,271
Voyager Parent LLC, First Lien Term Loan 1M SOFR + 8.75%, 07/01/2032	1,530,173	1,521,726
		11,775,316
Household Durables - 1.65%
AC Products Holdings, Inc., First Lien Term Loan 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	2,036,725	1,636,386
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan 1M SOFR + 2.50%, 10/20/2028	989,664	964,923
Weber-Stephen Products LLC, First Lien Term Loan 3M SOFR + 3.75%, 10/01/2032	285,963	280,315
		2,881,624
Independent Power and Renewable Electricity Producers - 0.21%
Talen Energy Supply LLC, First Lien Term Loan 1M SOFR + 2.00%, 11/26/2032	369,962	370,689

Insurance - 3.61%
Alera Group Inc, Second Lien Term Loan 3M SOFR + 5.50%, 05/30/2033	294,864	285,649
Alera Group, Inc., First Lien Term Loan 1M SOFR + 2.75%, 0.50% Floor, 05/28/2032	714,448	694,433
Alliant Holdings Intermediate LLC, First Lien Term Loan 1M SOFR + 2.50%, 09/19/2031	111,606	110,876
Baldwin Insurance Group Holdings LLC, First Lien Term Loan 3M SOFR + 2.50%, 05/27/2031	1,616,410	1,592,843
Broad Street Partners Inc, First Lien Term Loan 1M SOFR + 2.50%, 06/13/2031	1,330,581	1,300,065
Hyperion Refinance Sarl, First Lien Term Loan 1M SOFR + 2.75%, 04/18/2030	1,552,989	1,518,046
Trucordia Insurance Holdings LLC, First Lien Term Loan 1M SOFR + 3.25%, 06/17/2032(c)	549,414	508,208
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan 3M SOFR + 4.75%, 05/06/2032	298,588	296,722
		6,306,842
Interactive Media & Services - 1.99%
LI Group Holdings, Inc., First Lien 2021 Term Loan 1M SOFR + 3.50%, 0.75% Floor, 03/10/2028	1,044,255	1,047,519
MH Sub I LLC, First Lien Term Loan 1M SOFR + 4.25%, 05/03/2028	662,753	571,624
Trip.com/TripAdvisor 7/24, First Lien Term Loan 1M SOFR + 2.75%, 07/08/2031	1,062,713	1,011,347
WH BORROWER LLC, First Lien Term Loan 3M SOFR + 4.50%, 02/20/2032	853,364	855,032
		3,485,522
IT Services - 1.58%
ASURION LLC TLB 1L, First Lien Term Loan 3M SOFR + 3.75%, 02/23/2033	217,460	210,530
Asurion LLC, First Lien Term Loan 3M SOFR + 4.25%, 09/19/2030	40,474	40,069
Blackhawk Network Holdings Inc, First Lien Term Loan 1M SOFR + 3.50%, 03/12/2029	1,135,956	1,123,034

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
IT Services - 1.58% (continued)
Chrysaor Bidco ,SARL., First Lien Term Loan 3M SOFR + 3.25%, 10/30/2031	$101,288	$101,273
Team.blue Finco SARL, First Lien Term Loan 3M SOFR + 3.25%, 07/12/2032	80,884	77,396
Trio Bidco Inc, First Lien Term Loan 3M SOFR + 4.00%, 10/29/2032	564,803	548,802
Virtusa Corp., First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	723,224	654,969
		2,756,073
Life Sciences Tools & Services - 1.14%
Loire Finco Luxembourg Sarl TLB, First Lien Term Loan 1M SOFR + 4.00%, 01/31/2030	911,776	912,538
Parexel International Corp., First Lien Term Loan 1M SOFR + 2.75%, 0.50% Floor, 12/12/2031	1,085,764	1,083,500
		1,996,038
Machinery - 4.52%
Allison Transmission Inc, First Lien Term Loan 1M SOFR + 1.75%, 01/02/2033	166,744	167,536
ASP Blade Holdings, Inc, Second Lien Term Loan 3M SOFR + 4.00%, 10/15/2029	513,924	365,100
Bettcher Industries, Inc., First Lien Term Loan 1M SOFR + 4.00%, 12/14/2028	3,054	3,061
Compo Secure Holdings LLC, First Lien Term Loan 1M SOFR + 2.25%, 01/14/2033	262,252	262,089
Coors Tek Inc, First Lien Term Loan 3M SOFR + 3.00%, 10/28/2032	400,806	403,438
Cube Industrials Buyer Inc, First Lien Term Loan 3M SOFR + 3.00%, 10/20/2031	283,467	283,939
Engineered Machinery Holdings Inc, First Lien Term Loan 3M SOFR + 3.25%, 11/26/2032	1,452,771	1,460,761
LSF11 Trinity Bidco, Inc., First Lien Term Loan 1M SOFR + 2.50%, 06/14/2030	598,496	598,496
LSF12 Helix Parent LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	297,580	294,009
Madison IAQ LLC, First Lien Term Loan 6M SOFR + 2.75%, 0.50% Floor, 11/08/2032	1,036,092	1,039,531
Merlin Buyer Inc TERM (03/26) 1LIEN USD (03/33), First Lien Term Loan 3M SOFR + 0.00%, 03/26/2033	801,000	803,003
Pro Mach Group Inc, First Lien Term Loan 3M SOFR + 2.75%, 10/18/2032	602,079	601,733
Project Castle, Inc., First Lien Term Loan 3M SOFR + 5.50%, 06/01/2029	1,470,600	800,859
TK Elevator Midco Gmbh, First Lien Term Loan 6M SOFR + 2.75%, 04/30/2030	543,644	545,420
Victory Buyer LLC TERM (02/26) 1LIEN USD (02/33), First Lien Term Loan 3M SOFR + 3.00%, 02/09/2033	261,945	262,573
		7,891,548
Media - 1.27%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan 1M SOFR + 2.25%, 02/13/2032	690,582	688,316
American Greetings Corp., First Lien Term Loan 1M SOFR + 5.75%, 10/23/2029	821,813	821,300
McGraw-Hill Education, Inc., First Lien Term Loan 1M SOFR + 2.75%, 0.50% Floor, 08/06/2031	163,175	163,175
Wasserman Media Group LLC, First Lien Term Loan 1M SOFR + 2.50%, 06/23/2032	550,000	548,625
		2,221,416
Metals & Mining - 0.25%
Arsenal AIC Parent LLC, First Lien Term Loan 1M SOFR + 2.75%, 08/19/2030	197,687	198,428
Tega MC Australia Holdings Pty Ltd TLB 1L, First Lien Term Loan 3M SOFR + 0.00%, 03/25/2033	245,675	244,447
		442,875
Mortgage Real Estate Investment Trusts (REITs) - 0.74%
Apollo Commercial Real Estate Finance Inc, First Lien Term Loan 1M SOFR + 3.25%, 06/13/2030	328,847	329,876
KREF Holdings X LLC, First Lien Term Loan 1M SOFR + 2.50%, 03/05/2032	289,181	287,464
Starwood Property Mortgage LLC, First Lien Term Loan:
1M SOFR + 2.00%, 01/02/2030(c)	354,776	355,220
1M SOFR + 2.25%, 09/24/2032	323,968	324,912
		1,297,472
Oil, Gas & Consumable Fuels - 2.29%
Blackfin Pipeline LLC, First Lien Term Loan 1M SOFR + 3.00%, 09/29/2032	537,835	541,449
Buckeye Partners LP, First Lien Term Loan 1M SOFR + 1.75%, 11/22/2032	385,839	387,687

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Oil, Gas & Consumable Fuels - 2.29% (continued)
Colossus AcquireCo LLC, First Lien Term Loan 3M SOFR + 1.75%, 07/30/2032	$390,110	$389,287
Freeport LNG Investments LLLP, First Lien Term Loan 3M SOFR + 3.25%, 01/31/2033	1,745,396	1,748,311
Liquid Tech Solutions Holdings LLC, First Lien Term Loan 1M SOFR + 3.50%, 10/12/2032	648,507	648,915
White Water Matterhorn Holdings LLC, First Lien Term Loan 3M SOFR + 1.75%, 06/16/2032	292,017	291,044
		4,006,693
Passenger Airlines - 2.74%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan 3M SOFR + 2.75%, 05/28/2032	336,788	334,304
Advantage Loyalty IP, Ltd., First Lien Term Loan 3M SOFR + 2.25%, 04/20/2028	82,291	81,674
Air Canada, First Lien Term Loan 3M SOFR + 1.75%, 03/21/2031	735,621	731,024
American Airlines, Inc., First Lien Term Loan 3M SOFR + 2.25%, 02/15/2028	838,099	819,241
AS Mileage Plan IP Ltd, First Lien Term Loan 3M SOFR + 1.75%, 10/15/2031	420,761	419,884
Onesky Flight LLC, First Lien Term Loan 1M SOFR + 2.75%, 02/17/2033	187,566	187,331
UNITED AIRLINES INC TERM LOAN (01/26) USD (01/33), First Lien Term Loan 1M SOFR + 1.75%, 02/24/2031	928,392	928,104
Vista Management Holding Inc., First Lien Term Loan 3M SOFR + 3.75%, 04/01/2031	1,176,541	1,166,435
WestJet Loyalty LP, First Lien Term Loan 3M SOFR + 3.25%, 02/14/2031	119,717	116,618
		4,784,615
Pharmaceuticals - 2.24%
Bio Marin Pharmaceutical Inc, First Lien Term Loan 3M SOFR + 0.00%, 01/29/2033	622,655	621,879
Dechra Pharmaceuticals LLC TERM (01/26) 1LIEN USD, First Lien Term Loan 6M SOFR + 2.75%, 01/27/2032	993,419	994,040
Opal US LLC, First Lien Term Loan 3M SOFR + 3.00%, 04/23/2032	1,696,257	1,697,318
Padagis LLC, First Lien Initial Term Loan 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028(c)	661,172	609,931
		3,923,168
Professional Services - 10.24%
AG Group Holdings, Inc., First Lien Term Loan 1M SOFR + 4.25%, 12/29/2028	1,577,875	1,432,695
AlixPartners LLP, First Lien Term Loan 1M SOFR + 2.00%, 08/12/2032	4,320	4,286
Ankura Consulting Group LLC, First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 12/26/2031	599,253	573,785
Berkeley Resh Group LLC, First Lien Term Loan 3M SOFR + 3.25%, 04/30/2032	1,176,651	1,147,235
Camelot US Acquisition LLC, First Lien Term Loan 6M CME TERM SOFR + 3.00%, 01/31/2031	1,000,000	868,960
Cast & Crew LLC, First Lien Term Loan 3M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,429,223	574,191
CohnReznick Advisory LLC, First Lien Term Loan 3M SOFR + 3.50%, 03/26/2032	370,611	360,882
CoreLogic, Inc., First Lien Initial Term Loan 1M SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,072,991	1,028,736
DTI Holdco Inc, First Lien Term Loan 1M SOFR + 4.00%, 04/26/2029	609,891	528,065
Eisner Advisory Group LLC, First Lien Term Loan 1M SOFR + 4.00%, 02/28/2031	764,089	729,705
Element Materials Technology Group Holdings, First Lien Term Loan 3M SOFR + 3.50%, 07/06/2029	1,754,836	1,762,522
First Advantage Holdings LL, First Lien Term Loan 3M SOFR + 2.75%, 10/31/2031	1,021,967	997,271
Grant Thornton Advisors LLC, First Lien Term Loan 3M SOFR + 2.75%, 06/02/2031	935,879	876,020
Heron Bidco LLC, First Lien Term Loan 3M SOFR + 4.00%, 12/10/2032	340,773	339,921
Hire Right Holdings Corp., First Lien Term Loan 1M SOFR + 3.25%, 09/27/2030	347,036	299,579
Isolved, Inc., First Lien Term Loan 1M SOFR + 2.75%, 10/14/2030	446,355	426,409
Lereta, LLC, First Lien Term Loan 3M SOFR + 5.25%, 07/30/2028	472,404	436,841
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan 3M SOFR + 3.25%, 06/27/2031	813,942	798,681
Neptune Bidco US Inc, First Lien Term Loan 3M SOFR + 5.00%, 02/03/2033	495,004	473,224
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan 3M SOFR + 3.50%, 10/02/2031	673,048	545,169
Pre Paid Legal Services, Inc., First Lien Term Loan 3M SOFR + 3.25%, 12/15/2028	286,892	249,801
Ryan LLC, First Lien Term Loan 1M SOFR + 3.50%, 11/08/2032	480,000	466,200
Secretariat Advisors LLC, First Lien Term Loan 3M SOFR + 4.00%, 02/27/2032	201,862	198,834
TTF Holdings LLC, First Lien Term Loan 6M SOFR + 3.75%, 07/18/2031	1,154,078	865,558
Vaco Holdings, LLC, First Lien Term Loan 3M SOFR + 5.00%, 01/22/2029	1,448,756	950,297

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Professional Services - 10.24% (continued)
VT Topco, Inc. 12/24 1L, First Lien Term Loan 1M SOFR + 3.00%, 08/09/2030	$983,254	$956,706
		17,891,573
Real Estate Management & Development - 0.52%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M SOFR + 2.50%, 0.50% Floor, 01/31/2030	491,887	494,962
1M SOFR + 2.75%, 01/31/2030(c)	410,520	412,572
		907,534
Semiconductors & Semiconductor Equipment - 0.68%
Altar Bidco, Inc., First Lien Term Loan 3M SOFR + 3.10%, 0.50% Floor, 02/01/2029	989,744	985,413
MKS Inc, First Lien Term Loan 1M SOFR + 1.75%, 02/04/2033	197,737	198,293
		1,183,706
Software - 19.78%
Avalara, Inc., First Lien Term Loan 3M SOFR + 2.75%, 03/29/2032	1,379,400	1,350,087
BEP Intermediate Holdco, First Lien Term Loan 1M SOFR + 2.75%, 04/28/2031(c)	362,900	362,900
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan 3M SOFR + 5.75%, 07/02/2032	1,255,640	1,057,883
Boxer Parent Co., Inc., First Lien Term Loan 3M SOFR + 3.00%, 07/30/2031	1,094,611	1,017,874
Capstone Borrower, Inc., First Lien Term Loan 3M SOFR + 2.75%, 06/17/2030	56,108	53,485
Central Parent LLC, First Lien Term Loan 3M SOFR + 3.25%, 07/06/2029	1,537,668	1,101,493
Cloud Software Group Inc, First Lien Term Loan:
3M SOFR + 3.25%, 03/21/2031	547,927	503,545
3M SOFR + 3.25%, 08/16/2032	1,128,017	1,035,356
Cloudera, Inc. TL 1L, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,473,396	1,319,610
Clover 10/24 TLB 1L, First Lien Term Loan 1M SOFR + 4.00%, 12/09/2031	411,495	395,035
Conga Corp., First Lien Term Loan 3M SOFR + 3.50%, 0.75% Floor, 05/06/2028	267,803	230,088
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 04/12/2028	84,278	48,189
Cornerstone On Demand, Inc., First Lien Initial Term Loan 3M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,743,727	1,280,009
Dayforce Bidco LLC, First Lien Term Loan 3M SOFR + 3.00%, 02/04/2033	1,389,836	1,318,412
Delta Topco, Inc., First Lien Term Loan 3M SOFR + 2.75%, 11/30/2029	806,873	782,352
Delta Topco, Inc., Second Lien Term Loan 3M SOFR + 5.25%, 12/24/2030	990,192	874,666
Disco Parent Inc, First Lien Term Loan 3M SOFR + 3.00%, 08/06/2032	141,753	139,450
Evercommerce Solutions, Inc., First Lien B Term Loan 3M SOFR + 3.25%, 0.50% Floor, 07/07/2031	161,137	157,242
Finastra USA Inc, First Lien Term Loan 3M SOFR + 4.00%, 09/15/2032	1,328,594	1,250,818
Genesys Cloud Services, Inc., First Lien Term Loan 1M SOFR + 2.50%, 01/30/2032	1,337,399	1,282,231
Idera INC, First Lien Term Loan 3M SOFR + 3.50%, 03/02/2028	1,382,200	1,101,959
ION Platform Finance US Inc, First Lien Term Loan 3M SOFR + 3.75%, 09/30/2032	1,391,858	1,126,243
Ivanti Security Holdings LLC, First Lien Term Loan 3M SOFR + 5.75%, 2.00% Floor, 06/01/2029	133,096	133,262
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	542,687	191,297
3M SOFR + 4.75%, 06/01/2029	249,481	169,317
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan 3M SOFR + 6.75%, 07/27/2028	893,823	641,940
McAfee Corp., First Lien Term Loan 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	1,358,977	1,217,983
Mitnick Corporate Purchaser Inc., First Lien Term Loan 3M SOFR + 4.75%, 05/02/2029	2,209,590	1,021,935
Perforce Software, Inc., First Lien Term Loan 1M SOFR + 4.75%, 06/29/2029	1,113,056	752,883
Ping Identity Corp, First Lien Term Loan 1M SOFR + 2.75%, 11/15/2032	459,318	454,151
Planview Parent, Inc., First Lien Term Loan 3M SOFR + 3.50%, 12/17/2027	394,577	297,168
Project Alpha (Qlik), First Lien Term Loan 3M SOFR + 3.25%, 10/26/2030	1,361,629	1,037,936
Project Alpha (Qlik), Second Lien Term Loan 3M SOFR + 5.00%, 05/09/2033	254,056	155,863
Project Leopard Holdings, Inc., First Lien Term Loan 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	1,262,647	794,205
Proofpoint Inc, First Lien Term Loan 3M SOFR + 3.00%, 08/31/2028	461,676	447,634
Pushpay USA INC, First Lien Term Loan 3M SOFR + 3.75%, 08/18/2031	700,000	686,000

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Software - 19.78% (continued)
Quartz Acquired, LLC, First Lien Term Loan 3M SOFR + 2.25%, 06/28/2030	$453,847	$380,097
Rithum Holdings Inc, First Lien Term Loan 3M SOFR + 4.75%, 07/21/2031	588,326	561,115
Rocket Software, Inc., First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 11/28/2028	1,239,403	1,191,636
Sci Quest 10/24 2nd Lien, Second Lien Term Loan 3M SOFR + 5.00%, 12/06/2032	784,000	721,280
Sophos Intermediate II, Ltd., First Lien Term Loan 1M SOFR + 3.50%, 03/05/2027	1,791,735	1,710,829
SS&C Technologies, Inc., First Lien Term Loan 1M SOFR + 2.00%, 05/09/2031	578,106	576,912
Starlight Parent, LLC, First Lien Term Loan 3M SOFR + 4.00%, 04/16/2032	933,139	795,501
Tuple US Bidco LLC, First Lien Term Loan 3M SOFR + 3.75%, 01/24/2033	250,205	243,325
UKG, Inc., First Lien Term Loan 3M SOFR + 2.50%, 02/10/2031	40,762	39,007
Vision Solutions, Inc., First Lien Term Loan 3M SOFR + 4.00%, 0.75% Floor, 04/24/2028	1,502,393	1,168,110
VS Buyer LLC, First Lien Term Loan 3M SOFR + 2.25%, 04/12/2031	40,288	39,449
XPLOR T1 LLC., First Lien Term Loan 3M SOFR + 3.50%, 12/01/2032	865,775	807,336
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan 1M SOFR + 3.50%, 02/14/2032	587,050	543,755
		34,568,853
Specialty Retail - 3.22%
APRO LLC, First Lien Term Loan 1M SOFR + 3.75%, 07/09/2031	358,664	360,233
EG America LLC, First Lien Term Loan 1M SOFR + 3.25%, 02/10/2031	571,819	572,963
Great Outdoors Group LLC, First Lien Term Loan 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	795,313	795,015
Harbor Freight Tools USA, Inc., First Lien Term Loan 1M SOFR + 2.25%, 06/11/2031	877,443	869,647
Mavis Tire Express Services Topco Corp., First Lien Term Loan 1M SOFR + 3.00%, 0.75% Floor, 05/04/2028	397,696	397,847
MICHAELS COS INC/THE TERM (02/26) 1LIEN USD, First Lien Term Loan 3M SOFR + 5.00%, 02/22/2033	413,124	401,788
Spencer Spirit IH LLC, First Lien Term Loan 1M SOFR + 4.00%, 07/15/2031	813,000	815,711
STAPLES, INC. CLOSING DATE TERM LOAN (06/24), First Lien Term Loan 3M SOFR + 5.75%, 09/04/2029	421,746	384,382
StubHub Holdco Sub LLC, First Lien Term Loan 1M SOFR + 4.75%, 03/15/2030	1,047,112	1,033,698
		5,631,284
Textiles, Apparel & Luxury Goods - 1.27%
Beach Acquisition Bidco LLC, First Lien Term Loan 3M SOFR + 3.25%, 09/13/2032	244,691	245,608
Cengage Learning, Inc., First Lien Term Loan 3M SOFR + 3.00%, 1.00% Floor, 03/24/2031	937,657	920,465
Imagine Learning LLC, First Lien Term Loan 1M SOFR + 3.50%, 12/21/2029	1,129,875	1,050,790
		2,216,863
Thrifts & Mortgage Finance - 3.86%
ACCESS CIG LLC, First Lien Term Loan 3M SOFR + 4.00%, 08/19/2030	1,283,564	1,166,972
Ahead 7/24 TLB3 1L, First Lien Term Loan 3M SOFR + 2.50%, 02/01/2031	698,161	688,889
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan 1M SOFR + 7.00%, 02/19/2029	1,881,655	1,453,578
Fortress Intermediate 3 Inc, First Lien Term Loan 1M SOFR + 3.00%, 06/27/2031	1,792,178	1,780,977
Go Daddy Oper Co LLC, First Lien Term Loan 1M SOFR + 1.75%, 05/30/2031	546,092	536,925
Osttra Group LTD, First Lien Term Loan 3M SOFR + 5.50%, 10/07/2033(c)	161,657	153,170
Skopima Consilio Parent, LLC, First Lien Term Loan 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	514,351	404,890
Thought Works, Inc., First Lien Incremental Term Loan 1M SOFR + 2.75%, 0.50% Floor, 03/24/2028	46,776	40,695
World Wide Technology Holding Co. LLC, First Lien Term Loan 1M SOFR + 2.00%, 0.50% Floor, 03/01/2030	528,165	527,342
		6,753,438
Trading Companies & Distributors - 2.22%
BCPE EMPIRE HLDGS INC, First Lien Term Loan 1M SOFR + 3.25%, 12/11/2030	317,646	313,411
BCPE Empire Holdings Inc, First Lien Term Loan 1M SOFR + 0.00%, 03/02/2033	786,398	775,588
FCG Acquisitions, Inc TERM LOAN B (02/26) 1LIEN USD, First Lien Term Loan 1M SOFR + 3.25%, 03/04/2033	744,600	745,531
Kodiak Building Partners, First Lien Term Loan 3M SOFR + 3.75%, 12/04/2031	1,024,849	1,026,212
QXO Building Products Inc, First Lien Term Loan 1M SOFR + 2.00%, 04/30/2032	208,450	208,307
White Cap Buyer LLC, First Lien Term Loan 1M SOFR + 3.25%, 10/19/2029	630,248	607,641

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.95% (continued)
Trading Companies & Distributors - 2.22% (continued)
White Cap Supply Holdings LLC, First Lien Term Loan 1M SOFR + 3.50%, 02/10/2033	$206,562	$197,138
		3,873,828
TOTAL FLOATING RATE LOAN INTERESTS
(Cost $252,723,711)		239,339,028

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 10.37%
Diversified Consumer Services - 0.55%
New Mountain CLO 1, Ltd. 3M SOFR + 5.25%, 01/15/2038(c)(d)	1,000,000	957,917

Financial Services - 9.82%
Ares LXI CLO, Ltd. 3M SOFR + 3.90%, 04/20/2037(c)(d)	1,000,000	983,431
Bain Capital Credit CLO 2022-3, Ltd. 3M SOFR + 3.70%, 07/17/2035(c)(d)	1,000,000	953,259
Bain Capital Credit CLO 2024-1, Ltd. 3M CME TERM SOFR + 6.59%, 04/16/2039(c)(d)	1,000,000	985,460
Balboa Bay Loan Funding 2025-2, Ltd. 3M SOFR + 5.25%, 01/20/2039(c)(d)	1,000,000	980,596
Cedar Funding XIV CLO, Ltd. 3M SOFR + 7.39%, 10/15/2037(c)(d)	1,375,000	1,269,008
Columbia Cent CLO 34, Ltd. 3M SOFR + 6.85%, 01/25/2038(c)(d)	1,500,000	1,418,104
Croton Park CLO, Ltd. 3M CME TERM SOFR + 5.55%, 10/15/2036(c)(d)	821,750	784,078
Eldridge CLO 2025-1, Ltd. 3M CME TERM SOFR + 5.30%, 10/20/2038(c)(d)	875,000	862,551
Meacham Park Clo, Ltd. 3M SOFR + 5.35%, 10/20/2037(c)(d)	1,000,000	923,869
MidOcean Credit CLO XIV, Ltd. 3M SOFR + 6.14%, 04/15/2037(c)(d)	1,000,000	1,002,500
Midocean Credit Clo XXI 3M SOFR + 5.00%, 10/20/2038(c)(d)	1,000,000	979,134
OCP CLO 2021-21, Ltd. 3M SOFR + 4.70%, 01/20/2038(c)(d)	1,000,000	978,547
Park Avenue Institutional Advisers CLO, Ltd. 2022-1 3M SOFR + 7.29%, 04/20/2035(c)(d)	1,000,000	975,597
Pikes Peak CLO 6 3M SOFR + 4.60%, 05/18/2034(c)(d)	1,000,000	950,500
Regatta 32 Funding, Ltd. 3M SOFR + 5.75%, 07/25/2038(c)(d)	1,000,000	979,045
Sound Point CLO XXXII, Ltd. 3M SOFR + 6.96%, 10/25/2034(c)(d)	1,000,000	676,963
TICP CLO XI, Ltd. 3M SOFR + 6.70%, 04/25/2037(c)(d)	500,000	489,464
Whitebox Clo I, Ltd. 3M CME TERM SOFR + 5.30%, 01/24/2037(c)(d)	1,000,000	981,528
		17,173,634
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $19,006,553)		18,131,551

	Shares	Value
COMMON STOCK - 0.31%
Diversified Consumer Services - 0.02%
Loyalty Ventures Inc(c)(e)	462,410	43,929

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

	Shares	Value
COMMON STOCK - 0.31% (continued)
Health Care Providers & Services - 0.29%
Envision Healthcare Corp. Equity(e)	29,091	$504,244

TOTAL COMMON STOCK
(Cost $975,447)		548,173

EXCHANGE TRADED FUNDS - 0.76%
Capital Markets - 0.76%
State Street Blackstone Senior Loan ETF	33,000	1,324,620

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,370,160)		1,324,620

SHORT-TERM INVESTMENTS - 3.45%
Open-end Investment Companies - 3.45%
BNY Mellon U.S. Treasury Fund - Institutional Shares
(1.69% 7-Day Yield)	6,025,511	6,025,511

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,025,511)		6,025,511

Total Investments- 151.84%
(Cost $280,101,382)		265,368,883

Liabilities in Excess of Other Assets - (3.66)%		(6,402,851)

Leverage Facility - (48.18)%		(84,200,000)

Net Assets - 100.00%		$174,766,032

Amounts above are shown as a percentage of net assets as of March 31, 2026.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M CME TERM SOFR - 3M CME TERM SOFR as of March 31, 2026 was 3.68%

6M CME TERM SOFR - 6M CME TERM SOFR as of March 31, 2026 was 3.70%

1M US SOFR - 1 Month SOFR as of March 31, 2026 was 3.65%

3M US SOFR - 3 Month SOFR as of March 31, 2026 was 3.68%

6M US SOFR - 6 Month SOFR as of March 31, 2026 was 3.86%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2026, is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	A portion of this position was not funded as of March 31, 2026. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2026, the Fund has unfunded delayed draw loans in the amount of $344,568. Fair value of these unfunded delayed draws was $340,823. Additional information is provided in Note 4 General Commitments and Contingencies.
(c)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

March 31, 2026

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $18,131,551, which represented approximately 10.37% of net assets as of March 31, 2026. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Non-income producing security.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (“BSL”, the “Fund”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

BSL will dissolve on or about May 31, 2027, absent shareholder approval to extend such term. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution, a majority of BSL’s Board of Trustees (the “Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date. After the end of BSL's reinvestment period, BSL will stop reinvesting principal proceeds generated by maturities, prepayments and sales of investments. Principal proceeds after the reinvestment period may be distributed on a pro rata basis among the Fund’s common shareholders, noteholders and lenders, subject to any terms of any borrowing and/or notes issuances. Principal proceeds distributed to shareholders may constitute tax-advantaged returns of capital for U.S. federal income tax purposes. The Adviser will continue to receive a fee based on BSL's Managed Assets (defined in Note 3) for investment advisory services following the end of BSL's reinvestment period.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. The Fund operates as a single operating segment. As a result, the Fund’s segment accounting policies are consistent with those described herein and the Fund does not have any intra-segment sales and transfers of assets.

Portfolio Valuation: BSL's net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund's nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

In accordance with Rule 2a-5 under the 1940 Act, the Fund's Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund's Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BSL's investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund's perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

The following tables summarize valuation of BSL's investments under the fair value hierarchy levels as of March 31, 2026:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Capital Markets	$–	$10,672,097	$763,767	$11,435,864
Electrical Equipment	–	1,793,571	333,958	2,127,529
Electronic Equipment, Instruments & Components	–	2,032,271	388,714	2,420,985
Health Care Providers & Services	–	12,400,463	794,339	13,194,802
Insurance	–	5,798,634	508,208	6,306,842
Mortgage Real Estate Investment Trusts (REITs)	–	942,252	355,220	1,297,472
Pharmaceuticals	–	3,313,237	609,931	3,923,168
Real Estate Management & Development	–	494,962	412,572	907,534
Software	–	34,205,953	362,900	34,568,853
Thrifts & Mortgage Finance	–	6,600,268	153,170	6,753,438
Other	–	156,402,541	–	156,402,541
Collateralized Loan Obligation Securities
Diversified Consumer Services	–	–	957,917	957,917
Financial Services	–	–	17,173,634	17,173,634
Common Stock
Diversified Consumer Services	–	–	43,929	43,929
Health Care Providers & Services	–	504,244	–	504,244
Exchange Traded Funds	1,324,620	–	–	1,324,620
Short-Term Investments	6,025,511	–	–	6,025,511
Total	$7,350,131	$235,160,493	$22,858,259	$265,368,883

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(1,804)	–	(1,804)
Total	–	(1,804)	–	(1,804)

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2026, the Fund's outstanding borrowings of $84,200,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

The changes of the fair value of investments for which the Fund has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock			Total
Balance as of December 31, 2025	$7,469,338	$17,703,299	$		_	$25,172,637
Accrued Discount/Premium	10,579	342		–		10,921
Realized Gain/(Loss)	(152,210)	(18,605)		–		(170,815)
Change in Unrealized Appreciation/(Depreciation)	(265,398)	(685,885)		–		(951,283)
Purchases(1)	292,912	4,613,783		–		4,906,695
Sales Proceeds(2)	(1,028,242)	(3,481,383)		–		(4,509,625)
Transfer into Level 3	1,961,524	–		43,929		2,005,453
Transfer out of Level 3	(3,605,724)	–		–		(3,605,724)
Balance as of March 31, 2026	$4,682,779	$18,131,551		$43,929		$22,858,259
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2026	$(114,538)	$(731,140)		$6,069		$(839,609)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2026:

Blackstone Senior Floating Rate 2027 Term			Unobservable	Value/Rate (Weighted
Fund	Fair Value	Valuation Technique	Input(s)	Average)
Floating Rate Loan Interests	$4,682,779	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	18,131,551	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stocks	43,929	Third Party Vendor Pricing Services	Broker Quotes	N/A

A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes, and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

NOTE 3. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities related to the principal amount of leverage). As of March 31, 2026, 90.41% of BSL’s Managed Assets were held in Senior Loans.

Senior Secured Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the Secured Overnight Financing Rate (“SOFR”), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. As of March 31, 2026, BSL had invested $5,210,741 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation.

BSL has invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2026, BSL had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation / (Depreciation)
Chicago US Midco III LP, First Lien Term Loan	$38,003	$37,694	$(186)
CohnReznick Advisory LLC, First Lien Term Loan	34,403	33,500	(750)
Hanger, Inc., First Lien Term Loan	21,931	22,014	173
Liquid Tech Solutions Holdings LLC, First Lien Term Loan	66,400	66,442	42
Raven Acquisition Holdings LLC 10/24 Cov-Lite, First Lien Term Loan	38,140	37,463	327
Secretariat Advisors LLC, First Lien Term Loan	24,477	24,109	(367)
Signia Aerospace LLC, First Lien Term Loan	22,418	22,502	84
Trio Bidco Inc, First Lien Term Loan	59,453	57,769	(1,115)
US Fertility Enterprises LLC, First Lien Term Loan	39,343	39,330	(12)
Total	$344,568	$340,823	$(1,804)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BSL’s valuation policies. For the period ended March 31, 2026, BSL recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $9,189.

NOTE 5. LEVERAGE

The Fund terminated its previously existing leverage facility and entered into a new, separate Credit Agreement (the “Agreement”), dated December 24, 2024, with a new lender to borrow up to a limit of $100 million pursuant to an evergreen revolving line of credit (the “Leverage Facility”). The Leverage Facility does not have a scheduled maturity date, but can be terminated (i) by the Fund upon at least three (3) business days’ written notice to the lender under the Leverage Facility or (ii) by such lender on the latest to occur of (a) the 365th day after the initial closing date of the Leverage Facility, (b) the 270th day after such lender delivers a notice of termination to the Fund or (c) a later date specified by such lender in the notice of termination. Borrowings under the Agreement are secured by the assets of the Fund.

Interest on outstanding revolving loans under the Leverage Facility is currently charged at a rate of 1.15% above adjusted term SOFR, with either a one (1) month interest period or three (3) month interest period as elected by the Fund. The Fund may also elect to borrow daily interest rate loans based on a customary alternate base rate.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts, currently in an amount equal to 0.15% on the undrawn amounts when drawn amounts equal or exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest is generally payable at the end of the respective interest period and fees are generally payable after the end of each calendar quarter. As of March 31, 2026, BSL had borrowings outstanding under its Leverage Facility of $84,200,000, at an interest rate of 4.82%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2026. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2026, the average borrowings under BSL’s Leverage Facility and the weighted average interest rate were $85,733,333 and 4.76%, respectively. During the period ended March 31, 2026, the Fund incurred $5,393 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2026, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

Blackstone Senior Floating Rate 2027 Term	Notes to Quarterly Portfolio of Investments

March 31, 2026

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2026, BSL’s leverage represented 32.51% of the Fund’s Managed Assets.